UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 8 2010

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEEDS.

1.

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Vitro Diagnostics, Inc., a Nevada corporation (the "Company"), completed on September 8, 2010:

a.

Effective September 8, 2010, the Company entered into an Agreement to Convert Debt with Clifford L. Neuman, PC, the Company’s legal counsel (“Neuman”) pursuant to which Neuman agreed to accept, and the Company agreed to issue, 71,429 shares of common stock, $.001 par value (the “Common Stock” or “Shares”) in satisfaction of $10,000 in unpaid fees for his services as legal counsel.

b.

The shares issued upon conversion of the debt were issued exclusively to one person who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investors with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believe that the accredited investor obtained all information regarding the Company that he requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.

There were no proceeds as a result of the conversion of debt.

2.

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Vitro Diagnostics, Inc., a Nevada corporation (the "Company"), completed on September 8, 2010:

a.

Effective September 8, 2010, the Company entered into an Agreement to Convert Debt with Todd Huss (“Huss”) pursuant to which Huss agreed to accept, and the Company agreed to issue, 59,286 shares of common stock, $.001 par value (the “Common Stock”

or “Shares”) in satisfaction of $8,300 in unpaid fees for his services rendered.

b.

The shares issued upon conversion of the debt were issued exclusively to one person who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investors with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believe that the accredited investor obtained all information regarding the Company that he requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.

There were no proceeds as a result of the conversion of debt.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Agreement to Convert Debt Clifford L. Neuman PC
99.2	Agreement to Convert Debt Todd Huss

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: September 8, 2010	__/s/ James R. Musick_____________ James R. Musick, President and Chief Executive Officer

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